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                               EXHIBIT (8)(c)(2)

                        AMENDED EXHIBIT A AND EXHIBIT B
                                  (FEDERATED)

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                                    AMENDED
                            EXHIBIT A AND EXHIBIT B
                            EFFECTIVE July 1, 2001
                                      ------------

                   ACCOUNT(S), POLICY(IES) AND PORTFOLIO(S)
                    SUBJECT TO THE PARTICIPATION AGREEMENT

Account Separate Account VA A (formerly PFL Life Variable Annuity Account A) Retirement Builder Variable Annuity Account (formerly PFL Retirement
                  Builder Variable Annuity Account)
            Separate Account VA I
            Separate Account VA F

Policies    The Atlas Portfolio Builder Variable Annuity
            Retirement Income Builder Variable Annuity
            Portfolio Select Variable Annuity
            Principal-Plus Variable Annuity
            Premier Asset Builder Variable Annuity

Portfolios  Federated American Leaders Fund II
            Federated High Income Bond Fund II
            Federated International Small Company Fund II
            Federated Prime Money Fund II
            Federated Quality Bond Fund II
            Federated Small Cap Strategies Fund II
            Federated Utility Fund II

TRANSAMERICA LIFE INSURANCE                 FEDERATED INSURANCE SERIES
COMPANY
(Formerly PFL Life Insurance Company)

By its authorized officer,                  By its authorized officer,

By:  /s/ Larry N. Norman                    By: /s/ J. Christopher Donahue
   ---------------------------------           ------------------------------

Name:  Larry N. Norman                      Name:  J. Christopher Donahue
     -------------------------------             ----------------------------

Title: President                            Title: President
      ------------------------------              ---------------------------

FEDERATED SECURITIES CORP.
By its authorized officer,

By:  /s/ John B. Fisher
   ---------------------------------

Name:  John B. Fisher
    --------------------------------

Title: President-Institutional Sales
      ------------------------------